EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Prospectus dated December 1, 2019

Effective April 1, 2021, the portfolio management team for the Fund will be as follows:

John R. Baur, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

September 30, 2020	36664 9.30.20